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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    April 25, 1996
                                                ------------------------------



                             NEUROGEN CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-18311           22-2845714
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(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)


35 Northeast Industrial Road, Branford, Connecticut               06405
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (203) 488-8201
                                                  ---------------------------



                                     None
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On April 25, 1996, Neurogen Corporation (the "Company"), upon the approval of the Audit Committee of its Board of Directors, elected not to retain KPMG Peat Marwick as its principal independent accountants. On April 26, 1996, the Audit Committee of the Board of Directors appointed Ernst & Young LLP to succeed KPMG Peat Marwick as the principal independent accountants of the Company.

The reports of KPMG Peat Marwick on the Company's financial statements for the fiscal years ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or disclaimer of opinion nor were any of them qualified or modified as to uncertainty, audit scope or accounting principles.

Since January 1, 1994, there have been no disagreements between the Company and KPMG Peat Marwick on any matter of accounting principles or practices, financial statment disclosure or auditing scope or procedure.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   NEUROGEN CORPORATION
                                        ----------------------------------------
                                                       (Registrant)


       May 1, 1996                                 /s/ STEPHEN R. DAVIS
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          DATE                                      Stephen R. Davis
                                                 Vice President-Finance and
                                                 Chief Financial Officer